Exhibit 99.1

FOR IMMEDIATE RELEASE

Zebra Technologies Announces 2007 Third Quarter Financial Results

Vernon Hills, IL, October 22, 2007—Zebra Technologies Corporation (NASDAQ: ZBRA) today announced 16.5% growth in net sales to a record $217,218,000 for the quarter ended September 29, 2007, up from $186,386,000 for the third quarter of 2006. Net income for the period was $26,961,000, or $0.39 per diluted share, compared with a net loss of $4,263,000, or $0.06 per basic and diluted share, a year ago.

“Record international and North American sales and further improvement in gross profit margin led to solid growth and financial performance,” stated Anders Gustafsson, Zebra’s chief executive officer. “Zebra continues to benefit from focused activities to accelerate sales growth through further penetration of targeted vertical markets, placing more Zebra sales representatives in high-growth regions, and building stronger relationships with channel partners and key accounts. Operational improvements are resulting in lower manufacturing variances to increase profitability. Our acquisition program is positioning the company for further growth by expanding our customer base, adding to our technology portfolio and providing additional high-value solutions to enable companies to identify, locate and track critical assets. All of these actions make Zebra a more formidable competitor and position the company for further growth and improvement as we look to 2008 and beyond.”

Discussion and Analysis

For the third quarter of 2007 compared with the third quarter of 2006:

•

All international territories achieved strong sales growth, with record sales in Latin America and Asia Pacific. The company’s North America territory achieved record sales with an improving growth trend. Sales from WhereNet Corp., which was acquired in January 2007, and Swecoin, which was acquired in October 2006, supplemented sales growth. Foreign currency translation also had a favorable effect on sales growth.

•

Gross profit margin of 48.2% increased from 47.1%. Profitability was positively affected by the higher sales volume and a favorable product mix, as well as improvements in manufacturing variances and movements in foreign exchange translation.

•

Consolidated expenses for sales and marketing, research and development, and general and administrative activities increased principally from the addition of personnel related to the acquisitions of WhereNet, Swecoin and proveo, which Zebra acquired in the third quarter of 2007. In addition, general and administrative expenses include $3,979,000, or $0.04 per share, in one-time charges related to the retirement of former CEO Ed Kaplan and Board of Director project activity related to the search and hiring of a new chief executive officer.

On a non-GAAP basis, excluding charges for stock-based compensation and the amortization of intangible assets, the company’s gross profit margin for the third quarter was 48.3%, compared with 47.2% for the previous year. Operating income on a non-GAAP basis was $44,726,000, or 20.6% of net sales.

For the first nine months of 2007, net sales increased 15.5% to $634,706,000 from $549,621,000 for the corresponding period a year ago. Net income totaled $79,310,000, or $1.15 per diluted share, versus $49,500,000, or $0.70 per diluted share, for the first three quarters of 2006.

At September 29, 2007, Zebra had $469,360,000 in cash and investments, and no long-term debt. Net inventories were $84,512,000, and accounts receivable, net, were $133,880,000.

Fourth Quarter Outlook

Zebra also announced its financial forecast for the fourth quarter of 2007. Net sales are expected within a range of $215,000,000 and $227,000,000. Earnings are expected within a range of $0.38 and $0.45 per diluted share.

Use of Non-GAAP Financial Measures

In addition to results presented in accordance with Generally Accepted Accounting Principles (“GAAP”), this release includes non-GAAP financial measures stated above and in the Supplemental Information chart attached to this press release. The Supplemental Information chart reconciles these non-GAAP financial measures to the GAAP financial measures. Management believes these non-GAAP financial measures provide information useful to investors in understanding the underlying operational performance of Zebra’s business. Management uses these non-GAAP measures internally to assess Zebra’s current performance and to make strategic decisions. These non-GAAP measures should not, however, be considered a substitute for GAAP financial measures.

Forward-looking Statement

This press release contains forward-looking statements, as defined by the Private Securities Litigation Reform Act of 1995, including, without limitation, the statements regarding the company’s financial forecast for the fourth quarter of 2007 stated in the paragraph above. Actual results may differ from those expressed or implied in the company’s forward-looking statements. These statements represent estimates only as of the date they were made. Zebra may elect to update forward-looking statements but expressly disclaims any obligation to do so, even if the company’s estimates change.

These forward-looking statements are based on current expectations, forecasts and assumptions and are subject to the risks and uncertainties inherent in Zebra’s industry, market conditions, general domestic and international economic conditions, and other factors. These factors include market conditions in North America and other geographic regions and market acceptance of Zebra’s printer and software products and competitors’ product offerings and the potential effects of technological changes. Other factors include U.S. and foreign regulations that pertain to electrical and electronic equipment, including European Union and other country directives relating to the collection, recycling, treatment and disposal of products and the reduction or elimination of certain specified materials in such products. Zebra’s failure to comply with these regulations may subject Zebra to penalties, prevent Zebra from selling its products in a certain country, or increase the cost of supplying the products. Profits and profitability will be affected by the company’s ability to control manufacturing and operating costs. Because of a large investment portfolio, interest rates and financial market conditions will also have an impact on results. Foreign exchange rates will have an effect on financial results because of the large percentage of our international sales. The outcome of litigation in which Zebra is involved, and particularly litigation or claims related to alleged infringement of third-party intellectual property rights, is another factor. In addition, the acquisitions of WhereNet, which was completed in January 2007, and proveo, which was completed in the third quarter of 2007, have risks relating to integrating these companies’ businesses and operations with Zebra’s. These and other factors could have an adverse effect on Zebra’s revenues, gross profit margins and results of operations and increase the volatility of our financial results. When used in this release and documents referenced, the words “anticipate,” “believe,” “estimate,” and “expect” and similar expressions, as they relate to the company or its management, are intended to identify such forward-looking statements, but are not the exclusive means of identifying these statements. Descriptions of the risks, uncertainties and other factors that could affect the company’s future operations and results can be found in Zebra’s filings with the Securities and Exchange Commission. In particular, readers are referred to Zebra’s Form 10-K for the year ended December 31, 2006.

Zebra Technologies Corporation helps companies identify, locate and track assets, transactions and people with on-demand specialty digital printing and automatic identification solutions in more than 100 countries around the world. More than 90% of Fortune 500 companies use innovative and reliable Zebra printers, supplies, RFID products and software to increase productivity, improve quality, lower costs, and deliver better customer service. Information about Zebra and Zebra-brand products can be found at http://www.zebra.com.

Investors are invited to listen to a live Internet broadcast of Zebra’s conference call discussing the company’s financial results for the third quarter of 2007. The conference call will be held at 11:00 Eastern Time today. To listen to the call, visit the company’s Web site at http://www.zebra.com.

For Information, Contact:

Charles R. Whitchurch

Chief Financial Officer

Phone: 847.634.6700

Fax: 847.821.2545

ZEBRA TECHNOLOGIES CORPORATION

CONSOLIDATED BALANCE SHEETS

(Amounts in thousands)

(Unaudited)

	September 29, 2007	December 31, 2006
ASSETS	(Unaudited)
Current assets:
Cash and cash equivalents	$33,031	$41,014
Investments and marketable securities	161,599	219,930
Accounts receivable, net	133,880	122,540
Inventories, net	84,512	81,190
Deferred income taxes	13,526	9,464
Prepaid expenses	5,975	5,552

Total current assets	432,523	479,690

Property and equipment at cost, less accumulated depreciation and amortization	62,616	57,431
Long-term deferred income taxes	31,903	11,917
Goodwill	161,877	70,714
Other intangibles, net	62,235	34,025
Long-term investments and marketable securities	274,730	298,245
Other assets	12,184	11,120

Total assets	$1,038,068	$963,142

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$33,815	$28,980
Accrued liabilities	58,932	43,191
Income taxes payable	510	2,683

Total current liabilities	93,257	74,854
Deferred rent	782	638
Other long-term liabilities	11,473	9,969

Total liabilities	105,512	85,461

Stockholders’ equity:
Preferred Stock	—	—
Class A Common Stock	722	722
Additional paid-in capital	141,468	139,083
Treasury stock	(146,360)	(119,335)
Retained earnings	929,709	850,399
Accumulated other comprehensive income	7,017	6,812

Total stockholders’ equity	932,556	877,681

Total liabilities and stockholders’ equity	$1,038,068	$963,142

ZEBRA TECHNOLOGIES CORPORATION

CONSOLIDATED STATEMENTS OF EARNINGS (LOSS)

(Amounts in thousands, except per share data)

(Unaudited)

	Three Months Ended		Nine Months Ended
	September 29, 2007	September 30, 2006	September 29, 2007	September 30, 2006
Net sales	$217,218	$186,386	$634,706	$549,621
Cost of sales	112,590	98,600	330,886	289,611

Gross profit	104,628	87,786	303,820	260,010

Operating expenses:
Selling and marketing	29,080	23,467	86,313	69,086
Research and development	13,904	11,774	41,958	36,191
General and administrative	21,694	14,642	59,502	44,372
Amortization of intangible assets	2,928	789	7,871	2,259
Litigation settlement	—	53,392	—	53,392
Acquired in-process research and development	—	—	1,853	—

Total operating expenses	67,606	104,064	197,497	205,300

Operating income (loss)	37,022	(16,278)	106,323	54,710

Other income (expense):
Investment income	4,393	6,008	15,421	16,202
Interest expense	(73)	(5)	(92)	(236)
Foreign exchange gains	(23)	457	(30)	187
Other, net	(157)	(287)	(438)	(912)

Total other income	4,140	6,173	14,861	15,421

Income (loss) before income taxes and cumulative effect of accounting change	41,162	(10,105)	121,184	69,951
Income tax (benefit)	14,201	(5,842)	41,874	21,770

Income (loss) before cumulative effect of accounting change	26,961	(4,263)	79,310	48,181
Cumulative effect of accounting change (net of tax effect of $694)	—	—	—	1,319

Net income (loss)	$26,961	$(4,263)	$79,310	$49,500

Basic earnings (loss) per share before cumulative effect of accounting change	$0.39	$(0.06)	$1.15	$0.68
Diluted earnings (loss) per share before cumulative effect of accounting change	$0.39	$(0.06)	$1.15	$0.68

Basic earnings (loss) per share	$0.39	$(0.06)	$1.15	$0.70
Diluted earnings (loss) per share	$0.39	$(0.06)	$1.15	$0.70

Basic weighted average shares outstanding	68,580	70,802	68,814	70,702
Diluted weighted average and equivalent shares outstanding	69,005	70,802	69,259	71,152

ZEBRA TECHNOLOGIES CORPORATION

CONSOLIDATED STATEMENTS OF CASH FLOWS

(Amounts in thousands)

(Unaudited)

	Nine Months Ended
	September 29, 2007	September 30, 2006
Cash flows from operating activities:
Net income	$79,310	$49,500
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	19,184	11,338
Stock-based compensation	11,333	5,272
Excess tax benefit from share-based compensation	(797)	(1,437)
Cumulative effect of accounting change (net of tax)	—	(1,319)
Acquired in-process research and development	1,853	—
Deferred income taxes	(4,862)	(1,345)
Changes in assets and liabilities, net of effects of acquisitions:
Accounts receivable, net	(1,050)	(1,146)
Inventories	257	(16,746)
Other assets	248	(1,157)
Accounts payable	(6,016)	(1,387)
Accrued liabilities	13,978	7,527
Income taxes payable	(1,614)	(6,149)
Other operating activities	(2,001)	(2,063)

Net cash provided by operating activities	109,823	40,888

Cash flows from investing activities:
Purchases of property and equipment	(15,702)	(14,640)
Acquisition of businesses acquired, net of cash acquired	(141,277)	—
Acquisition of intangible assets	(2,800)	(18,091)
Purchases of investments and marketable securities	(645,843)	(860,250)
Maturities of investments and marketable securities	538,025	583,582
Sales of investments and marketable securities	190,393	275,601

Net cash used in investing activities	(77,204)	(33,798)

Cash flows from financing activities:
Purchase of treasury stock	(48,913)	(4,069)
Proceeds from exercise of stock options and stock purchase plan purchases	7,593	9,050
Excess tax benefit from share-based compensation	797	1,437

Net cash provided by (used in) financing activities	(40,523)	6,418

Effect of exchange rate changes on cash	(79)	428

Net increase (decrease) in cash and cash equivalents	(7,983)	13,936
Cash and cash equivalents at beginning of period	41,014	25,621

Cash and cash equivalents at end of period	$33,031	$39,557

Supplemental disclosures of cash flow information:
Interest paid	$92	$236
Income taxes paid	45,063	29,402

ZEBRA TECHNOLOGIES CORPORATION

SUPPLEMENTAL INFORMATION

Effect of Share Based Compensation and Acquisition-Related Non-Cash Charges on Gross Profit and Operating Income

	Three Months Ended
	As Reported--GAAP		Adjustments		As Adjusted
	Sept. 29,	Sept. 30,	Sept. 29,	Sept. 30,	Sept. 29,	Sept. 30,
	2007	2006	2007	2006	2007	2006
Net Sales	$217,218	$186,386			$217,218	$186,386
Cost of Sales	112,590	98,600	(385)	(163)	112,205	98,437

Gross Profit	104,628	87,786	385	163	105,013	87,949
Gross Margin	48.2%	47.1%			48.3%	47.2%

Operating Expenses
Selling and marketing	29,080	23,467	(732)	(445)	28,348	23,022
Research and development	13,904	11,774	(510)	(276)	13,394	11,498
General and administrative	21,694	14,642	(3,149)	(903)	18,545	13,739
Litigation settlement	—	53,392	—	—	—	53,392
Amortization of intangible assets	2,928	789	(2,928)	(789)	—	—

Total operating expenses	67,606	104,064	(7,319)	(2,413)	60,287	101,651

Operating income (loss)	37,022	(16,278)	7,704	2,576	44,726	(13,702)
Operating Margin	17.1%	NM			20.6%	NM

	Nine Months Ended
	As Reported--GAAP		Adjustments		As Adjusted
	Sept. 29,	Sept. 30,	Sept. 29,	Sept. 30,	Sept. 29,	Sept. 30,
	2007	2006	2007	2006	2007	2006
Net Sales	$634,706	$549,621			$634,706	$549,621
Cost of Sales	330,886	289,611	(1,227)	(489)	329,659	289,122

Gross Profit	303,820	260,010	1,227	489	305,047	260,499
Gross Margin	47.9%	47.3%			48.1%	47.4%

Operating Expenses
Selling and marketing	86,313	69,086	(1,847)	(1,307)	84,466	67,779
Research and development	41,958	36,191	(1,701)	(803)	40,257	35,388
General and administrative	59,502	44,372	(6,557)	(2,674)	52,945	41,698
Amortization of intangible assets	7,871	2,259	(7,871)	(2,259)	—	—
Litigation settlement	—	53,392	—	—	—	53,392
Acquired in-process technology	1,853	—	(1,853)	—	—	—

Total operating expenses	197,497	205,300	(19,829)	(7,043)	177,668	198,257

Operating income	106,323	54,710	21,056	7,532	127,379	62,242
Operating Margin	16.8%	10.0%			20.1%	11.3%

Adjustments consist of the following:

1.	All share-based compensation expense
2.	Amortization of intangible assets and in-process technology related to the company’s acquisitions

ZEBRA TECHNOLOGIES CORPORATION

SUPPLEMENTAL SALES INFORMATION

(Amounts in thousands)

(Unaudited)

Sales by Product Category

	Three Months Ended
	Sept. 29,	Sept. 30,	Percent	Percent of
	2007	2006	Change	Total Sales
Hardware	$164,756	$140,892	16.9	75.8
Supplies	41,731	38,408	8.7	19.2
Service and software	9,728	6,280	54.9	4.5
Shipping and handling	1,708	1,527	11.9	0.8
Cash flow from hedging activities	(705)	(721)	NM	(0.3)

Total sales	$217,218	$186,386	16.5	100.0

Sales by Geographic Region

	Three Months Ended
	Sept. 29,	Sept. 30,	Percent	Percent of
	2007	2006	Change	Total Sales
Europe, Middle East and Africa	$74,200	$59,250	25.2	34.2
Latin America	16,703	13,589	22.9	7.7
Asia-Pacific	21,221	16,776	26.5	9.8

Total international	112,124	89,615	25.1	51.7
North America	105,094	96,771	8.6	48.3

Total sales	$217,218	$186,386	16.5	100.0

Sales by Product Category

	Nine Months Ended
	Sept. 29,	Sept. 30,	Percent	Percent of
	2007	2006	Change	Total Sales
Hardware	$482,640	$414,921	16.3	76.1
Supplies	120,098	112,130	7.1	18.9
Service and software	28,681	18,710	53.3	4.5
Shipping and handling	5,082	4,413	15.2	0.8
Cash flow from hedging activities	(1,795)	(553)	NM	(0.3)

Total sales	$634,706	$549,621	15.5	100.0

Sales by Geographic Region

	Nine Months Ended
	Sept. 29,	Sept. 30,	Percent	Percent of
	2007	2006	Change	Total Sales
Europe, Middle East and Africa	$226,330	$190,272	19.0	35.7
Latin America	44,638	39,765	12.3	7.0
Asia-Pacific	55,771	44,651	24.9	8.8

Total international	326,739	274,688	18.9	51.5
North America	307,967	274,933	12.0	48.5

Total sales	$634,706	$549,621	15.5	100.0